UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2018

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 19, 2018, Rite Aid Corporation (the “Company”) announced the commencement of an offer to purchase for cash (the “Asset Sale Offer”) up to $700,000,000 of certain of the Company’s outstanding indebtedness, consisting of its $806,529,000 outstanding 6.75% Senior Notes due 2021 (CUSIP No. 767754 CG7) and $1,758,249,000 outstanding 6.125% Senior Notes due 2023 (CUSIP No. 767754 CH5) (collectively, the “Notes”), with a portion of the net cash proceeds received to date from the previously announced sale to Walgreens Boots Alliance, Inc. of 1,932 stores, three distribution centers and related inventory for an all-cash purchase price of $4.375 billion on a cash-free, debt-free basis. The Asset Sale Offer is being made pursuant to the indentures governing the Notes (collectively, the “Indentures”) and an Offer to Purchase, dated April 19, 2018 and related Letter of Transmittal, which more fully set forth the terms and conditions of the Asset Sale Offer. The Asset Sale Offer will expire at 5:00 P.M., Eastern Time, on May 21, 2018, unless extended or earlier terminated. Under the terms of the Asset Sale Offer, holders of the Notes who validly tender and do not withdraw their Notes prior to 5:00 P.M., Eastern Time, on May 21, 2018 (as such time and date may be extended) and whose Notes are accepted for purchase, will receive the applicable “Purchase Price,” which is the same for each series of Notes and equals 100% of the principal amount of the Notes, equivalent to $1,000 per $1,000 principal amount of Notes, plus accrued and unpaid interest, if any, for such series of Notes up to the date of payment. As provided in the Indentures, if at the Expiration Date the Notes tendered exceeds $700,000,000, the Company will purchase Notes on a pro rata basis (both by series and within each series). In the event that less than $700,000,000 in principal amount of Notes is tendered in the Asset Sale Offer, all of the tendered Notes will be repurchased by the Company.

A copy of the press release announcing the Asset Sale Offer is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

This report does not constitute a notice of redemption under the optional redemption provisions of the indenture governing any series of the Notes, nor does it constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release announcing the Offer to Purchase, dated April 19, 2018

Cautionary Statement Regarding Forward Looking Statements

This communication contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the pending merger (the “Merger”) between the Company and Albertsons Companies, Inc. (“Albertsons”); the expected timing of the closing of the Merger and the subsequent closings of the sale of the Company distribution centers and assets to Walgreens Boots Alliance, Inc. (“WBA”); the ability of the parties to complete the Merger considering the various closing conditions to the Merger; the ability of the parties to complete the distribution center closing considering the various closing conditions applicable to the distribution centers and related assets being transferred at such distribution center closing; the outcome of legal and regulatory matters in connection with the Merger and the sale of stores and assets of the Company to WBA; the expected benefits of the transactions such as improved operations, growth potential, market profile and financial strength; the competitive ability and position of the Company following completion of the proposed transactions; the ability of the Company to implement new business strategies following the completion of the proposed transactions and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed transactions with WBA, including the possibility that the remaining transactions may not close, or the business of the Company may suffer as a result of uncertainty surrounding the proposed transactions; risks related to the expected timing and likelihood of completion of the Merger, including the risk that the Merger may not close due to one or more closing conditions to the Merger not being satisfied or waived, such as the remaining Ohio Department of Insurance regulatory approval not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the Merger or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the merger agreement by the stockholders of the Company was not obtained; risks related to the ability to realize the anticipated benefits of the proposed transactions with Albertsons and WBA; risks related to diverting management’s or employees’ attention from ongoing business operations; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk that the Company’s stock price may decline significantly if the Merger or sale of distribution centers and related assets to WBA is not completed; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (including circumstances requiring the Company to pay Albertsons a termination fee pursuant to the merger agreement);significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; potential changes to our strategy in the event the remaining proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in the registration statement on Form S-4, as it may be amended, that was filed with the SEC by Albertsons on April 6, 2018 in connection with the Merger, and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this communication, whether as a result of new information, future events, changes in assumptions or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger involving the Company and Albertsons, the Company and Albertsons have prepared and Albertsons has filed with the SEC on April 6, 2018 a registration statement on Form S-4 that includes a proxy statement of the Company that also constitutes a prospectus of Albertsons. The registration statement is not yet final and will be amended. The Company will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. The Company and Albertsons also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about the Company, free of charge, from the SEC’s Web site (www.sec.gov). Investors and security holders may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to the Company, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations. Copies of documents filed with the SEC by Albertsons will be made available, free of charge, on Albertsons’ website at www.albertsonscompanies.com.

Participants in Solicitation

The Company, Albertsons and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of the Company common stock in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement for the Company’s 2017 annual meeting of stockholders filed with the SEC on June 7, 2017, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Information about the directors and executive officers of Albertsons is set forth in the registration statement on Form S-4, including the proxy statement/prospectus, as it may be amended, that has been filed with the SEC on April 6, 2018. Other information regarding the interests of the participants in the proxy solicitation may be included in the definitive proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing the Offer to Purchase, dated April 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: April 19, 2018	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel